Vivaldi Opportunities Fund

Supplement dated December 21, 2017, to the

Prospectus and Statement of Additional Information (“SAI”), each dated September 14, 2017.

All references to the Vivaldi Opportunities Fund’s sub-advisory fees are amended and restated as follows:

Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides.

The Prospectus and SAI currently provide in connection with discussions of the Vivaldi Opportunity Fund’s investment management and sub-advisory fees: “As a result, the Investment Manager and the Sub-Advisers are paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager and the Sub-Advisers. The Investment Manager and the Sub-Advisers will seek to manage that potential conflict by utilizing leverage only when they determine such action is in the best interests of the Fund.” This disclosure is amended and restated each time it appears as follows:

As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund.

Please file this Supplement with your records.